UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (date of earliest event reported): October 27, 2015

                   Blue Water Bar & Grill, Inc.

 (Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation)	333-194482 (Commission File Number)	46-3073820 (I.R.S. Employer Identification Number)

              Lake Side Drive #5, Indigo Bay, Cole Bay, St. Maarten, Dutch West Indies

 (Address of principal executive offices and zip code)

            Tel: (949) 264-1475, Fax: (949) 607-4052

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule I4a-12 under the Exchange Act (17CFR240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively, “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management.  When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions identify forward looking statements as they relate to our business or our management.  Such statements reflect management’s current view of our business with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of our Annual Report filed on Form 10-K entitled “Risk Factors”) relating to our industry, operations and results of operations, and other relevant aspects of our business.  Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although we believe the expectations reflected in the forward looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.  Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements contained within this Form 8-K and elsewhere.

Item 5.01

Changes of Control in Registrant

On October 27, 2015, BWG Investments & Development (“BWG”), a British Virgin Islands limited liability company, concluded its acquisition of an aggregate of 90,250,000 shares of the Registrant’s, Blue Water Bar & Grill, Inc. (“Blue Water”), common stock, or approximately 84.2% of Blue Water’s total issued and outstanding shares.

As of October 28, 2015, Blue Water had 107,150,000 shares of its common stock issued and outstanding.

Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory

Item 5.02

Arrangements of Certain Officers

On October 27, 2015, and in conjunction with the change of control, we accepted the resignation of our President, Chief Executive Officer, Chief Financial Officer, Treasurer, Secretary, and sole Board member, Gregory Galanis.  Along with Mr. Galanis’s resignation, we also accepted the resignation of our Vice President and Creative Director, Michael Etheredge.

J. Scott Sitra was simultaneously appointed as a member of our Board of Directors and to the executive officer positions previously held by Mr. Galanis, including President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary; Mr. Sitra is now the sole officer and director of the Company.  Mr. Sitra is the President and Chief Executive Officer of our largest shareholder, BWG.

J. Scott Sitra, 43, has served as our President, Chief Executive Officer, Chief Financial Officer, Treasurer, Secretary and member of our Board of Directors since October 2015.  He concurrently serves as the President and Chief Executive Officer of Blue Water Global Group, Inc. (OTCBB: BLUU), Blue Water Beverage Brands, Ltd., BWG, and Taurus Financial Partners, LLC.

Through his concurrent roles at these other companies, Mr. Sitra has overseen the development and ongoing construction of the Blue Water Bar & Grill™ casual dining concept.  The first Blue Water Bar & Grill™ is currently under construction in St. Maarten, Dutch West Indies.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE WATER BAR & GRILL, INC.

Dated: October 28, 2015

By:

/s/ J. Scott Sitra

J. Scott Sitra

President and Chief Executive Officer

3